Exhibit 99.1

News Release	News Release

MAGNUM HUNTER RESOURCES
DECLARES WARRANT DIVIDEND ON COMMON STOCK

HOUSTON, TX -- (Marketwire) - August 26, 2013 -- Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE MKT: MHR.PRC) (NYSE MKT: MHR.PRD) (NYSE MKT: MHR.PRE) (the “Company” or “Magnum Hunter”) announced today that its Board of Directors has declared a dividend in the form of warrants to purchase shares of the Company's common stock at $8.50 per share. The warrants will be issued on October 15, 2013 to shareholders of record on September 16, 2013. Each shareholder of the Company's common stock will receive one warrant for every ten shares owned as of the record date (with the number of warrants rounded down to the nearest whole number). Each warrant will entitle the holder to purchase one share of the Company's common stock at an exercise price of $8.50 per share, subject to certain anti-dilution adjustments, and will expire on April 15, 2016. The warrants will become exercisable on the later of September 1, 2014 or the date that a registration statement has been filed with and declared effective by the Securities and Exchange Commission, or SEC, with respect to the issuance of the common stock underlying the warrants. The Company expects to file such registration statement in the late summer of 2014, once it again becomes eligible to use the SEC's short-form registration statement on Form S-3. The warrants will be subject to redemption at the option of the Company at $0.001 per warrant upon not less than thirty days' notice to the holders.
The Company will issue the warrants pursuant to a warrant agreement which will be attached as an exhibit to the Company's Current Report on Form 8-K that will be filed with the SEC prior to the date of issuance of the warrants. A copy of the registration statement and related prospectus relating to the issuance of the common stock underlying the warrants may be obtained for free, when available, on the SEC website at www.sec.gov. The resale of the warrants themselves will not be registered under the Securities Act of 1933, as amended, and the warrants will be subject to restrictions on resale and transfer. Upon issuance, the warrants will not have an active trading market.
Management Comments
Gary C. Evans, Chairman of the Board and Chief Executive Officer of Magnum Hunter, commented, “Our Board of Directors has granted this dividend to our shareholders of record as a form of appreciation to both old and new shareholders alike.  We are appreciative of the confidence reflected by these shareholders in supporting our Company as we embark on a new era of growth in the unconventional shale plays where we are actively developing this resource.”
About Magnum Hunter Resources Corporation
Magnum Hunter Resources Corporation is a Houston, Texas based independent exploration and production company engaged in the acquisition, development and production of crude oil, natural gas and natural gas liquids primarily in the states of West Virginia, Ohio, Kentucky and North Dakota and in Saskatchewan, Canada. The Company is presently active in three of the most prolific unconventional shale resource plays in North America, namely the Marcellus Shale, Utica Shale and Williston Basin/Bakken Shale.
For more information, please view our website at www.magnumhunterresources.com.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. With respect to the pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions; the ability to complete proposed transactions; the benefits of any such transactions and their impact on the Company's business; and any statements of assumptions underlying any of the foregoing. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology. Because forward-looking statements are subject to assumptions, risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this press release. Unless otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events or otherwise. All forward-looking statements attributable to the Company are expressly qualified in their entirety by these cautionary statements.

THIS PRESS RELEASE DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, THE COMMON STOCK UNDERLYING THE WARRANTS. ANY SUCH OFFER WILL ONLY BE MADE BY MEANS OF A PROSPECTUS FOLLOWING REGISTRATION OF THE UNDERLYING COMMON STOCK WITH THE SEC.

Contact:
Chris Benton
Assistant Vice President of Finance and Capital Markets
ir@magnumhunterresources.com
(832) 203-4539
August 26, 2013